Exhibit 8
                                                                       ---------





                          Consent of Independent Auditors


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 8, 1999 with respect to the financial statements of Liberty Life Assurance Company of Boston in Pre-Effective Amendment No. 2 to the Registration Statement (Form S-6 File No. 333-65957) and in the Prospectus of LLAC Variable Account.



                                                     ERNST & YOUNG LLP


Boston, Massachusetts
May 13, 1999